Exhibit 10.12
OMNIBUS AMENDMENT AGREEMENT, LIMITED CONSENT AND WAIVER
     THIS OMNIBUS AMENDMENT AGREEMENT, LIMITED CONSENT AND WAIVER (this “Amendment”) is made and entered into as of August 13, 2010, by and between SWISHER INTERNATIONAL, INC., a Nevada corporation (“Swisher”), HB SERVICE, LLC, a Delaware limited liability company (“HB Service”), WELLS FARGO BANK, NATIONAL ASSOCIATION (as successor by merger to Wachovia Bank, National Association) (the “Bank”) and the other Persons party hereto.
BACKGROUND STATEMENT
     A. Swisher and the Bank are parties to a Credit Agreement, dated as of November 14, 2005, as amended by that certain First Amendment to Credit Agreement dated as of April 26, 2006, by that certain Second Amendment and Waiver to Credit Agreement dated as of September 8, 2006, by that certain Third Amendment and Waiver to Credit Agreement dated as of March 21, 2008, by that certain Fourth Amendment and Waiver to Credit Agreement dated as of June 25, 2008, by that certain Fifth Amendment and Waiver to Credit Agreement dated as of June 30, 2009 and by that certain Sixth Amendment to Credit Agreement, dated as of November 18, 2009 (the “Swisher Credit Agreement”), pursuant to which the Bank has made available to Swisher a revolving credit facility in the aggregate principal amount of $10,000,000. As of the date hereof, the current outstanding principal amount of the loans outstanding under the Swisher Credit Agreement is $10,000,000. The obligations of Swisher under the Swisher Credit Agreement have been guaranteed by (i) the Subsidiary Guarantors (as defined in the Swisher Credit Agreement) pursuant to the Guaranty (as defined in the Swisher Credit Agreement), (ii) HB Service and its subsidiaries pursuant to the HB Service Guaranty (as defined in the Swisher Credit Agreement) and (iii) H. Wayne Huizenga (“Huizenga”) pursuant to the guaranty agreement made by Huizenga in favor of the Bank, dated as of June 25, 2008 (as amended from time to time, the “Huizenga Swisher Guaranty”), subject to the terms and conditions therein. The obligations of Swisher under the Swisher Credit Agreement have been secured by a lien on the assets of Swisher and the Subsidiary Guarantors and HB Service and it subsidiaries pursuant to the terms of the Security Agreement and the HB Service Security Agreement (each as defined in the Swisher Credit Agreement), respectively.
     B. HB Service and the Bank are parties to a Credit Agreement, dated as of June 25, 2008, as amended by that certain First Amendment and Waiver to Credit Agreement dated as of June 30, 2009 and that certain Second Amendment to Credit Agreement dated as of November 18, 2009 (the “HB Service Credit Agreement”), pursuant to which the Bank has made available to HB Service a revolving credit facility in the aggregate principal amount of $15,000,000. As of the date hereof, the current outstanding principal amount of the loans outstanding under the HB Service Credit Agreement is $15,000,000. The obligations of HB Service under the HB Service Credit Agreement have been guaranteed by Huizenga pursuant to the guaranty agreement made by Huizenga in favor of the Bank, dated as of June 25, 2008 (as amended from time to time, the “Huizenga HB Service Guaranty”).
     C. HB Service and Swisher have notified the Bank that they desire to effectuate a transaction, pursuant to which, effective as of July 13, 2010, Swisher will acquire all of the outstanding equity of HB Service and HB Service will become a wholly owned subsidiary of Swisher (such transaction, the “Proposed Transaction”).
     D. The consummation of the Proposed Transaction would violate the terms of the HB Service Credit Agreement and the Swisher Credit Agreement, and therefore HB Service and Swisher have requested that the Bank give its consent to the Proposed Transaction prior to the consummation thereof and to make certain amendments to the HB Service Credit Agreement and the Swisher Credit Agreement in connection therewith.
     E. The Proposed Transaction is being consummated, and Swisher and HB Service are requesting that the Bank enter into in this Amendment, in connection with the planned merger of Swisher with Coolbrands International, Inc. (the “Coolbrands Merger”). The consummation of the Proposed Transaction and the consent thereto and other agreements of the Bank set forth in this Amendment are necessary to consummate the Coolbrands Merger, and without such consummation or such consent and agreements, the Coolbrands Merger could not and would not be consummated. Swisher is not requesting any consent from the Bank at this time to the consummation of the Coolbrands Merger.
     F. Swisher is currently in default under the Swisher Credit Agreement as a result of the Events of Default set forth on Schedule A hereto which have occurred and are continuing as of the date hereof (collectively, the “Swisher Specified Events of Default”). Swisher has requested that the Bank waive the Swisher Specified Events of Default.
     G. HB Service is currently in default under the HB Service Credit Agreement as a result of the Events of Default set forth on Schedule B hereto which have occurred and are continuing as of the date hereof (collectively, the “HB Service Specified Events of Default”). HB Service has requested that the Bank waive the HB Service Specified Events of Default.
     H. The Bank has agreed to consent to the Proposed Transaction, to amend the HB Service Credit Agreement and the Swisher Credit Agreement, and to waive the HB Service Specified Events of Default and the Swisher Events of Default, as requested by Swisher and HB Service, on the terms and subject to the conditions set forth herein.
STATEMENT OF AGREEMENT
     NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
ARTICLE I
LIMITED CONSENT
     The Bank hereby offers its limited consent to the Proposed Transaction, provided that, (i) the Proposed Transaction shall have been consummated no later than 90 days after the date hereof; (ii) the Proposed Transaction shall have been approved by the board of directors (or other similar governing body) of Swisher, and each such approval shall not have been withdrawn or modified in a manner adverse to the Lenders; and (iii) there has not been a change in the proposed terms or structure of the Proposed Transaction, except for those not adverse in any material respect to the interests of the Bank as reasonably certified by Swisher and HB Service to the Bank. The limited consent given by the Bank herein shall not be construed to be a consent to the consummation of the Coolbrands Merger.
ARTICLE II
AMENDMENTS TO SWISHER CREDIT AGREEMENT
     2.1 Amendments to Section 1.1 (Defined Terms) of the Swisher Credit Agreement.
          (a) The definition of “$15,000,000 HB Service Credit Agreement” is hereby deleted in its entirety and replaced with the following:
“$15,000,000 HB Service Credit Agreement” means that certain Credit Agreement dated as of September 8, 2006 between HB Service and Bank, as amended by that certain First Amendment and Waiver to Credit Agreement dated as of June 30, 2009, that certain Second Amendment to Credit Agreement dated as of November 18, 2009, and that certain Amendment Agreement, Limited Consent and Waiver, dated as of August 13, 2010, and as further amended, modified or supplemented from time to time.
          (b) The following defined term is hereby added to Section 1.1 in appropriate alphabetical order:
“HB Service Transaction” means the proposed transaction pursuant to which the Borrower will acquire all of the outstanding equity interests in HB Service and that is consummated in accordance with the terms of the Amendment Agreement, Limited Consent and Waiver, dated as of August 13, 2010, by and among the Borrower, HB Service, the Bank and certain other Persons party thereto.
     2.2 Amendments to Section 5.1 (Financial and Business Information) of the Swisher Credit Agreement. Subsections (a), (b) and (c) of Section 5.1 of the Swisher Credit Agreement are hereby deleted in their entirety and replaced with the following:
(a) Within forty-five (45) days after the close of each of the first three Fiscal Quarters of each Fiscal Year of the Borrower and HB Service, beginning with the Fiscal Quarter ending September 30, 2010, a consolidated balance sheet of the Borrower and its Subsidiaries and HB Service and its Subsidiaries, on a combined basis (or following the consummation of the HB Service Transaction, of the Borrower and its Subsidiaries), as of the close of such Fiscal Quarter, and consolidated statements of income and cash flows for the Borrower and its Subsidiaries and HB Service and its Subsidiaries, on a combined basis (or following the consummation of the HB Service Transaction, of the Borrower and its Subsidiaries), for the Fiscal Quarter then ended and for that portion of the Fiscal Year then ended, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding Fiscal Year, all prepared in accordance with GAAP applied on a basis consistent with that of the preceding period or containing disclosure of the effect on the financial position or results of operation of any change in the application of accounting principles and practices during the period, subject only to audit and year-end adjustments, and certified by the Borrower’s president or chief financial officer to be true and accurate;
(b) Within one hundred twenty (120) days after the close of each Fiscal Year of the Borrower and HB Service, beginning with the fiscal year ending December 31, 2010, an audited consolidated balance sheet of the Borrower and its Subsidiaries and HB Service and its Subsidiaries, on a combined basis (or following the consummation of the HB Service Transaction, of the Borrower and its Subsidiaries), as of the close of such Fiscal Year, and audited consolidated statements of income and cash flows for the Borrower and its Subsidiaries and HB Service and its Subsidiaries, on a combined basis (or following the consummation of the HB Service Transaction, of the Borrower and its Subsidiaries), for the Fiscal Year then ended, including the notes to each, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding Fiscal Year, each prepared by an independent certified public accountant reasonably acceptable to the Bank, in accordance with GAAP applied on a basis consistent with that of the preceding year or containing disclosure of the effect on the financial position or results of operation of any change in the application of accounting principles and practices during the year, and each accompanied by a report thereon by such certified public accountant containing an opinion that is not qualified with respect to scope limitations imposed by the Borrower or HB Service, or any of their respective Subsidiaries or with respect to accounting principles followed by such entity or its Subsidiaries not in accordance with GAAP;
(c) Concurrently with the delivery of the financial statements described in subsection (b) above, a certificate addressed to the Bank from the independent certified public accountant certifying (i) that in making its audit as set forth in clause (b) above, it obtained no knowledge of the occurrence or existence of any Default or Event of Default under this Agreement, or specifying the nature and period of existence of any such Default or Event of

Default; provided, however, that such accountant shall not be liable to anyone by reason of its failure to obtain knowledge of any such Default or Event of Default that would not be disclosed in the course of an audit conducted in accordance with generally accepted auditing standards and (ii) as to the aggregate Consolidated EBITDA of the Borrower and HB Service (or following the consummation of the HB Service Transaction, of the Borrower) for the Fiscal Year then ended and the Borrower’s compliance with the financial covenants set forth in Article VI hereof;
     2.3 Amendments to Section 6.3 (Consolidated EBITDA of the Borrower and HB Service) of the Swisher Credit Agreement. Section 6.3 of the Swisher Credit Agreement is hereby deleted in its entirety and replaced with the following:
6.3 Consolidated EBITDA of the Borrower and HB Service. Permit the Consolidated EBITDA of the Borrower and HB Service on a combined basis (or following the consummation of the HB Service Transaction, of the Borrower) (i) for the period of the three consecutive Fiscal Quarters ending on September 30, 2009, to be less than $2,000,000, (ii) for the period of the four consecutive Fiscal Quarters ending as of any Fiscal Quarter to be less than the amount set forth below opposite such Fiscal Quarter (or opposite the period that includes such Fiscal Quarter):

Minimum Consolidated
Period	EBITDA
4th Fiscal Quarter of 2009	$3,000,000
1st Fiscal Quarter of 2010	$4,000,000
2nd Fiscal Quarter of 2010 and thereafter	$5,000,000
The Consolidated EBITDA of the Borrower and HB Service on a combined basis shall be calculated on the basis of the combined financial statements of the Borrower and HB Service and shall reflect all eliminations appropriate for the calculation of such EBITDA.
     2.4 Amendments to Section 7.5 (Restricted Investments) of the Swisher Credit Agreement. Section 7.5 is hereby amended by (a) deleting the “and” at the end of clause (xi) thereof, (b) re-numbering clause (xii) thereof as the new clause (xiii) and (c) inserting a new clause (xii) as follows:

(xii) Investments in connection with the HB Service Transaction; and
     2.5 Amendments to Section 7.6 (Restricted Payments) of the Swisher Credit Agreement. Section 7.6(iii) of the Swisher Credit Agreement is hereby deleted in its entirety and replaced with the following:
(iii) Reserved
ARTICLE III
AMENDMENTS TO HB SERVICE CREDIT AGREEMENT
     3.1 Amendments to Section 1.1 (Defined Terms) of the HB Service Credit Agreement.
          (a) The definition of “$10,000,000 Credit Agreement” is hereby deleted in its entirety and replaced with the following:
“10,000,000 Credit Agreement” shall mean the Credit Agreement dated as of November 14, 2005, between the Bank and Swisher, as amended by that certain First Amendment to Credit Agreement dated as of April 26, 2006, that certain Second Amendment and Waiver to Credit Agreement dated as of September 8, 2006, that certain Third Amendment and Waiver to Credit Agreement dated as of March 21, 2008, that certain Fourth Amendment and Waiver to Credit Agreement dated as of June 25, 2008, that certain Fifth Amendment and Waiver to Credit Agreement dated as of June 30, 2009, that certain Sixth Amendment to Credit Agreement, dated as of November 18, 2009, and that certain Amendment Agreement, Limited Consent and Waiver, dated as of August 13, 2010, and as further amended, modified or supplemented from time to time.
          (b) The following defined term is hereby added to Section 1.1 in appropriate alphabetical order:
“Swisher Transaction” means the proposed transaction pursuant to which Swisher will acquire all of the outstanding equity interests in the Borrower and that is consummated in accordance with the terms of the Amendment Agreement, Limited Consent and Waiver, dated as of August 13, 2010, by and among Swisher, the Borrower, the Bank and certain other Persons party thereto.
     3.2 Amendments to Section 5.1 (Financial and Business Information) of the HB Service Credit Agreement. Subsections (a), (b) and (c) of Section 5.1 of the HB Service Credit Agreement are hereby deleted in their entirety and replaced with the following:

(a) Within forty-five (45) days after the close of each of the first three Fiscal Quarters of each Fiscal Year of Swisher and the Borrower, beginning with the Fiscal Quarter ending September 30, 2010, a consolidated balance sheet of Swisher and its Subsidiaries and the Borrower and its Subsidiaries, on a combined basis (or following the consummation of the Swisher Transaction, of Swisher and its Subsidiaries), as of the close of such Fiscal Quarter, and consolidated statements of income and cash flows for Swisher and its Subsidiaries and the Borrower and its Subsidiaries, on a combined basis (or following the consummation of the Swisher Transaction, of Swisher and its Subsidiaries), for the Fiscal Quarter then ended and for that portion of the Fiscal Year then ended, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding Fiscal Year, all prepared in accordance with GAAP applied on a basis consistent with that of the preceding period or containing disclosure of the effect on the financial position or results of operation of any change in the application of accounting principles and practices during the period, subject only to audit and year-end adjustments, and certified by Swisher’s president or chief financial officer to be true and accurate;
(b) Within one hundred twenty (120) days after the close of each Fiscal Year of Swisher and the Borrower, beginning with the Fiscal Year ending December 31, 2010, an audited consolidated balance sheet of Swisher and its Subsidiaries, and the Borrower and its Subsidiaries, on a combined basis (or following the consummation of the Swisher Transaction, of Swisher and its Subsidiaries), as of the close of such Fiscal Year, and audited consolidated statements of income and cash flows for Swisher and its Subsidiaries and the Borrower and its Subsidiaries, on a combined basis (or following the consummation of the Swisher Transaction, of Swisher and its Subsidiaries), for the Fiscal Year then ended, including the notes to each, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding Fiscal Year, each prepared by an independent certified public accountant reasonably acceptable to the Bank, in accordance with GAAP applied on a basis consistent with that of the preceding year or containing disclosure of the effect on the financial position or results of operation of any change in the application of accounting principles and practices during the year, and each accompanied by a report thereon by such certified public accountant containing an opinion that is not qualified with respect to scope limitations imposed by Swisher or the Borrower, or any of their respective Subsidiaries or with respect to accounting principles followed by such entity or its Subsidiaries not in accordance with GAAP;

(c) Concurrently with the delivery of the financial statements described in subsection (b) above, a certificate addressed to the Bank from the independent certified public accountant certifying (i) that in making its audit as set forth in clause (b) above, it obtained no knowledge of the occurrence or existence of any Default or Event of Default under this Agreement, or specifying the nature and period of existence of any such Default or Event of Default; provided, however, that such accountant shall not be liable to anyone by reason of its failure to obtain knowledge of any such Default or Event of Default that would not be disclosed in the course of an audit conducted in accordance with generally accepted auditing standards and (ii) as to the aggregate Consolidated EBITDA of Swisher and the Borrower (or following the consummation of the Swisher Transaction, of Swisher) for the Fiscal Year then ended and the Borrower’s compliance with the financial covenants set forth in Article VI hereof;
     3.3 Amendments to Section 6.1 (Consolidated EBITDA of the Borrower and Swisher) of the HB Service Credit Agreement. Section 6.1 of the HB Service Credit Agreement is hereby deleted in its entirety and replaced with the following:
6.1 Consolidated EBITDA of the Borrower and Swisher. Permit the Consolidated EBITDA of the Borrower and Swisher on a combined basis (or following the consummation of the Swisher Transaction, of Swisher) (i) for the period of the three consecutive Fiscal Quarters ending on September 30, 2009, to be less than $2,000,000, (ii) for the period of the four consecutive Fiscal Quarters ending as of any Fiscal Quarter to be less than the amount set forth below opposite such Fiscal Quarter (or opposite the period that includes such Fiscal Quarter):

Minimum Consolidated
Period	EBITDA
4th Fiscal Quarter of 2009	$3,000,000
1st Fiscal Quarter of 2010	$4,000,000
2nd Fiscal Quarter of 2010 and thereafter	$5,000,000
The Consolidated EBITDA of the Borrower and Swisher on a combined basis shall be calculated on the basis of the combined financial statements of the Borrower and Swisher and shall reflect all eliminations appropriate for the calculation of such EBITDA.

     3.4 Amendments to Section 7.6 (Restricted Payments) of the HB Service Credit Agreement. Section 7.6(iii) of the HB Service Credit Agreement is hereby deleted in its entirety and replaced with the following:
(iii) Reserved
     3.5 Amendments to Section 8.1 (Events of Default) of the HB Service Credit Agreement. Section 8.1(q) of the HB Service Credit Agreement is hereby deleted in its entirety and replaced with the following:
(q) Prior to the consummation of the Swisher Transaction, Steve Berrard and Wayne Huizenga cease collectively to own, either directly or indirectly through their company, HB Fairview Holdings, LLC, a Delaware limited liability company, on a fully diluted basis (x) a majority of the Capital Stock entitled to vote in the election of directors of the Borrower, or (y) a majority of Capital Stock entitled to share in the profits of the Borrower generally, and following the consummation of the Swisher Transaction, the Borrower shall cease to be a wholly owned Subsidiary of Swisher.
ARTICLE IV
WAIVER
     Based upon the representations and warranties contained herein, the Bank hereby waives each of the HB Service Specified Events of Default and the Swisher Specified Events of Default and any remedy the Bank would be entitled to as a result thereof. This waiver is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the HB Service Credit Agreement or the Swisher Credit Agreement or a waiver of any Default or Event of Default (as defined in each of the HB Service Credit Agreement and the Swisher Credit Agreement) except as expressly set forth herein with respect to the HB Service Specified Events of Default and the Swisher Specified Events of Default.
ARTICLE V
REPRESENTATIONS AND WARRANTIES
     Each of Swisher and HB Service hereby represents and warrants that:
     5.1 Representations in Credit Agreement. The representations and warranties of Swisher set forth in the Swisher Credit Agreement and of HB Service set forth in the HB Service Credit Agreement are true and correct in all material respects as of the date hereof, except to the extent such representations and warranties relate solely to or are specifically expressed as of a particular date or period.

     5.2 Compliance with Credit Agreement. After giving effect to this Amendment, each of HB Service and Swisher is in compliance with all covenants, terms and provisions set forth in the HB Service Credit Agreement and the Swisher Credit Agreement, respectively, to be observed or performed by it.
     5.3 Due Authorization. This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of Swisher, HB Service and each of their respective subsidiaries and each of this Amendment, the HB Service Credit Agreement and the Swisher Credit Agreement, constitutes the legal, valid and binding obligation of HB Service and Swisher, to the extent each is a party thereto, enforceable against it in accordance with its terms and each of the other Credit Documents (as defined in each of the HB Service Credit Agreement and the Swisher Credit Agreement) constitutes the legal, valid and binding obligation of Swisher, HB Service, and each of their respective Subsidiaries, to the extent party thereto, enforceable against each such party in accordance with its terms.
     5.4 No Event of Default. No Default or Event of Default under the HB Service Credit Agreement or the Swisher Credit Agreement has occurred or is continuing (after giving effect to this Amendment).
     5.5 Continuing Security Interests. All obligations of Swisher, the Subsidiary Guarantors and HB Service and its Subsidiaries under the Swisher Credit Agreement and the other Credit Documents (as defined in the Swisher Credit Agreement) continue to be or will be secured by the Bank’s security interests in all of the collateral granted under the Swisher Credit Agreement and the Security Documents (as defined in the Swisher Credit Agreement), and nothing herein will affect the validity, enforceability, perfection or priority of such security interests.
     5.6 No Defenses. Neither Swisher nor HB Service has any right of setoff, counterclaim, or defense to payment of its respective liabilities or obligations under the Swisher Credit Agreement or HB Service Credit Agreement, respectively. The Bank hereby expressly reserves all rights and remedies it may have against Swisher, HB Service and all other Persons (as defined in both the Swisher Credit Agreement and the HB Service Credit Agreement) who may be or may hereafter become secondarily liable for the repayment of the obligations thereunder.
ARTICLE VI
COVENANTS
     6.1 Delivery of 2009 Audited Financial Statements. Prior to August 31, 2010, Swisher and HB Service shall deliver to the Bank:
          (a) an audited consolidated balance sheet of Swisher and its Subsidiaries and HB Service and its Subsidiaries for the fiscal year ending December 31, 2009, on a consolidated, combined basis, as of the close of such fiscal year and audited consolidated statements of income and cash flows for Swisher and its Subsidiaries and HB Service and its Subsidiaries, for the fiscal year then ended, including the notes to each, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding Fiscal Year, prepared by an independent certified public accountant reasonably acceptable to the Bank, in accordance with GAAP applied on a basis consistent with that of the preceding year or containing disclosure of the effect on the financial position or results of operation of any change in the application of accounting principles and practices during the year, and each accompanied by a report thereon by such certified public accountant containing an opinion that is not qualified with respect to scope limitations imposed by Swisher, HB Service or their respective Subsidiaries or with respect to accounting principles followed by such entity or its Subsidiaries not in accordance with GAAP;
          (b) a certificate addressed to the Bank from the independent certified public accountant referenced in subsection (a) above certifying (i) that in making its audit of the financial statements of Swisher and its Subsidiaries and HB Service and its Subsidiaries, it obtained no knowledge of the occurrence or existence of any Default or Event of Default under this Agreement (other than the HB Service Specified Events of Default and the Swisher Specified Events of Default, which have been waived by the Bank pursuant to the terms hereof), or specifying the nature and period of existence of any such Default or Event of Default; provided, however, that such accountant shall not be liable to anyone by reason of its failure to obtain knowledge of any such Default or Event of Default that would not be disclosed in the course of an audit conducted in accordance with generally accepted auditing standards and (ii) as to the aggregate Consolidated EBITDA of Swisher and HB Service, on a combined basis, for the Fiscal Year then ended, and to the extent feasible from such financial statements, Swisher’s compliance with the financial covenants set forth in Article VI of the Swisher Credit Agreement (prior to the amendment thereof pursuant to this Amendment), and HB Service’s compliance with the financial covenants set forth in Article VI of the HB Service Credit Agreement (prior to the amendment thereof pursuant to this Amendment);
          (c) a Compliance Certificate with respect to such fiscal year together with a Covenant Compliance Worksheet reflecting, to the extent feasible from such financial statements, the computation of the financial covenants set forth in Article VI of the Swisher Credit Agreement and Article VI of the HB Service Credit Agreement, in each case prior to giving effect to any amendments thereto pursuant to the terms hereof, as of the last day of such fiscal year, executed by the president or chief financial officer of Swisher;
     6.2 Delivery of Quarterly Financial Statements for the Fiscal Quarter ending June 30, 2010. Prior to August 31, 2010, Swisher and HB Service shall deliver to the Bank:
     (a) a consolidated balance sheet of each of the Borrower and its Subsidiaries and HB Service and its Subsidiaries, on a combined basis, for the fiscal quarter ending June 30, 2010, as of the close of such Fiscal Quarter and consolidated statements of income and cash flows for each of the Borrower and its Subsidiaries and HB Service and its Subsidiaries, on a combined basis, for such fiscal quarter then ended and for that portion of the fiscal year then ended, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding fiscal year, all prepared in accordance with GAAP applied on a basis consistent with that of the preceding period or containing disclosure of the effect on the financial position or results of operation of any change in the application of accounting principles and practices during the period, subject only to audit and year-end adjustments, and certified by Swisher’s president or chief financial officer to be true and accurate;
          (b) a Compliance Certificate with respect to such fiscal quarter together with a Covenant Compliance Worksheet reflecting, to the extent feasible from such financial statements, the computation of the financial covenants set forth in Article VI of the Swisher Credit Agreement and Article VI of the HB Service Credit Agreement, in each case prior to giving effect to any amendments thereto pursuant to the terms hereof, as of the last day of such fiscal quarter, executed by the president or chief financial officer of Swisher;
     6.3 Further Assurances. Following the consummation of the Proposed Transaction, each Amendment Party (as defined below) hereby agrees to make, execute, endorse, acknowledge and deliver any amendments, modifications or supplements hereto and restatements hereof and any other agreements, instruments or documents, and take any and all such other actions as reasonably requested by the Bank to demonstrate or reaffirm its obligations under the Loan Documents (as defined in the Swisher Credit Agreement and the HB Service Credit Agreement) in connection with the consummation of the Proposed Transaction.
     6.4 Huizenga Signature. On or before August 18, 2010, Swisher and HB Service shall cause to be delivered to the Bank, a signature page hereto executed by Huizenga individually, and not by an attorney-in-fact for Huizenga.
     6.5 Failure to Comply. The failure of HB Service or Swisher or any other Amendment Party to comply with the covenants set forth in this Article VI shall constitute an Event of Default under, and as defined in, each of the HB Service Credit Agreement and the Swisher Credit Agreement.
ARTICLE VII
CONDITIONS TO EFFECTIVENESS
     This Amendment shall become effective as of the date hereof upon the satisfaction of each of the following conditions precedent:
     (a) The Bank shall have received a duly executed counterpart of this Amendment from each of Swisher, the Subsidiary Guarantors (as defined in the Swisher Credit Agreement), HB Service and each of its subsidiaries and Huizenga (collectively, the “Amendment Parties”);
     (b) The Bank shall have received resolutions of the board of directors (or other similar governing body) of each of Swisher and HB Service, in form and substance reasonably acceptable to the Bank, authorizing the execution and delivery of this Amendment;
     (c) Swisher and HB Service shall have paid all reasonable out-of-pocket costs and expenses of the Bank in connection with the preparation, negotiation, execution and delivery of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Bank with respect thereto); and

     (d) The Bank shall have received such other documents, certificates, opinions, instruments and other evidence as the Bank may reasonably request, all in a form and substance satisfactory to the Bank and its counsel.
ARTICLE VIII
ACKNOWLEDGEMENTS; REPRESENTATIONS
     8.1 Amendment Parties. Each of the Amendment Parties hereby approves and consents to the transactions contemplated by this Amendment and the Proposed Transaction, confirms and agrees that, after giving effect to this Amendment, each of the Swisher Credit Agreement, the HB Service Credit Agreement and the other Credit Documents (as defined in each of the Swisher Credit Agreement and the HB Service Credit Agreement) to which it is a party, remains in full force and effect and enforceable against it in accordance with its terms and shall not be discharged, diminished, limited or otherwise affected in any respect, and represents and warrants to the Bank that it has no knowledge of any claims, counterclaims, offsets, or defenses to or with respect to its obligations under the Credit Documents (as defined in each of the Swisher Credit Agreement and the HB Service Credit Agreement), or if it has any such claims, counterclaims, offsets, or defenses to such Credit Documents or any transaction related to such Credit Documents, the same are hereby waived, relinquished, and released in consideration of the execution of this Amendment. Without limiting the generality of the foregoing, Huizenga hereby specifically reaffirms all of his obligations and covenants under each of the Swisher Huizenga Guaranty and the HB Service Huizenga Guaranty and agrees that none of such obligations and covenants shall be affected by the execution and delivery of this Amendment and the consummation of the Proposed Transaction. The acknowledgements and confirmations by each of the Amendment Parties herein is made and delivered to induce the Bank to enter into this Amendment and continue to extend credit to Swisher, HB Service and the other Amendment Parties, and each of the Amendment Parties acknowledges that the Bank would not enter into this Amendment and continue to extend such credit in the absence of the acknowledgement and confirmation contained herein.
     8.2 Swisher Guarantors. Each of the Subsidiary Guarantors, HB Service and each of its Subsidiaries and H. Wayne Huizenga (collectively, the “Swisher Guarantors”) further represents that it has knowledge of Swisher’s, HB Service’s and the other Amendment Parties’ financial condition and affairs and that it has adequate means to obtain from Swisher, HB Service and the other Amendment Parties on an ongoing basis information relating thereto and to Swisher’s, HB Service’s and the other Amendment Parties’ ability to pay and perform the their respective obligations under the Credit Documents (as defined in each of the Swisher Credit Agreement and the HB Service Credit Agreement), and agrees to assume the responsibility for keeping, and to keep, so informed for so long as the guaranty of each such Swisher Guarantor remains in effect. Each Swisher Guarantor agrees that the Bank shall have no obligation to investigate the financial condition or affairs of Swisher, HB Service or any of the Amendment Parties for the benefit of any Swisher Guarantor nor to advise any Swisher Guarantor of any fact respecting, or any change in, the financial condition or affairs of Swisher, HB Service or any of the Amendment Parties that might become known to the Bank at any time, whether or not the Bank knows or believes or has reason to know or believe that any such fact or change is unknown to any Swisher Guarantor, or might (or does) materially increase the risk of any

Swisher Guarantor as guarantor, or might (or would) affect the willingness of any Swisher Guarantor to continue as a guarantor of the obligations of Swisher or HB Service, as the case may be, under the Credit Documents (as defined in each of the Swisher Credit Agreement and the HB Service Credit Agreement). These representations and agreements by each of the Swisher Guarantors are made and delivered to induce the Bank to enter into this Amendment and continue to extend credit to Swisher, HB Service and the other Amendment Parties under the Credit Documents (as defined in each of the Swisher Credit Agreement and the HB Service Credit Agreement), and each of the Swisher Guarantors acknowledges that the Bank would not enter into this Amendment and continue to extend such credit in the absence of the representations and agreements contained herein.
ARTICLE IX
GENERAL
     9.1 Full Force and Effect. This Amendment is limited as specified and, except as specifically set forth herein, shall not constitute a modification, acceptance or waiver of any other provision of any of the Credit Documents (as defined in each of the Swisher Credit Agreement and the HB Service Credit Agreement). Each of the Swisher Credit Agreement and the HB Service Credit Agreement, as amended by the amendments set forth herein, shall continue to be in full force and effect in accordance with the provisions thereof after giving effect to such amendments. Any reference to the Swisher Credit Agreement in any of the Security Documents or other Credit Documents (each as defined in the Swisher Credit Agreement) shall mean the Swisher Credit Agreement as amended by the Amendment and as may be further amended, modified, restated, or supplemented from time to time. Any reference to the HB Service Credit Agreement in any of the Credit Documents (as defined in the HB Service Credit Agreement) shall mean the HB Service Credit Agreement as amended by the Amendment and as may be further amended, modified, restated, or supplemented from time to time. This Amendment shall be a Credit Document under (and as defined in) each of the Swisher Credit Agreement and the HB Service Credit Agreement.
     9.2 Applicable Law. This Amendment shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of North Carolina.
     9.3 Counterparts; Execution. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument. The exchange of copies of this Amendment and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Amendment and such copies may be used in lieu of the original Amendment for all purposes. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
     9.4 Expenses. Each of Swisher and HB Service, jointly and severally, agrees to pay on demand all reasonable out-of-pocket expenses incurred by the Bank in connection with the preparation, execution and delivery of this Amendment, including, without limitation, all reasonable attorneys’ fees.
     9.5 Further Assurances. Each of the Amendment Parties shall execute and deliver to the Bank such documents, certificates, and opinions as the Bank may reasonably request to effect the amendments contemplated by this Amendment and, with respect to the Swisher Credit Agreement, to continue the existence, perfection and first priority of the Bank’s security interests in the collateral securing the obligations under the Credit Documents (as defined in the Swisher Credit Agreement).
     9.6 Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.
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     IN WITNESS WHEREOF, the parties hereto have caused this Omnibus Amendment Agreement, Limited Consent and Waiver to be executed and delivered by their duly authorized officers all as of the date first above written.

SWISHER INTERNATIONAL, INC.

By:	/s/ Hugh H. Cooper Name: Hugh H. Cooper
Title: Chief Financial Officer
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Signature Page to Omnibus Amendment Agreement, Limited Consent and Waiver

WELLS FARGO BANK, NATIONAL ASSOCIATION
By:	/s/ Cavan J. Harris
Cavan J. Harris
Senior Vice President
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Signature Page to Omnibus Amendment Agreement, Limited Consent and Waiver

SUBSIDIARY GUARANTORS:

SWISHER HYGIENE FRANCHISE CORP.
SWISHER PEST CONTROL CORP.
SWISHER MAIDS, INC.

By:	/s/ Hugh H. Cooper

Name: Hugh H. Cooper
Title: Chief Financial Officer

SHFC BUFFALO, LLC
SHFC MINNEAPOLIS, LLC
SHFC OKLAHOMA, LLC
SHFC OPERATIONS, LLC
SHFC ARIZONA, LLC
SHFC TEXAS, LLC

By:	/s/ Hugh H. Cooper

Name: Hugh H. Cooper
Title: Chief Financial Officer
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Signature Page to Omnibus Amendment Agreement, Limited Consent and Waiver

HB SERVICE AND ITS SUBSIDIARIES:

HB SERVICE, LLC

By:	/s/ Hugh H. Cooper

Name: Hugh H. Cooper
Title: Chief Financial Officer

SERVICE BALTIMORE, LLC
SERVICE BEVERLY HILLS, LLC
SERVICE BIRMINGHAM, LLC
SERVICE CALIFORNIA, LLC
SERVICE CAROLINA, LLC
SERVICE CENTRAL FL, LLC
SERVICE CHARLOTTE LLC
SERVICE CHATTANOOGA, LLC
SERVICE CINCINNATI, LLC
SERVICE COLUMBIA, LLC
SERVICE COLUMBUS, LLC
SERVICE DC, LLC
SERVICE DENVER, LLC
SERVICE FCS, LLC
SERVICE FLORIDA, LLC
SERVICE FRESNO, LLC
SERVICE GAINESVILLE, LLC
SERVICE GOLD COAST, LLC
SERVICE GREENSBORO, LLC
SERVICE GREENVILLE, LLC
SERVICE GULF COAST, LLC
SERVICE HOUSTON, LLC
SERVICE INDIANAPOLIS, LLC
SERVICE LAS VEGAS, LLC
SERVICE LOUISVILLE, LLC
SERVICE MEMPHIS, LLC
SERVICE MIDATLANTIC, LLC
SERVICE MIDWEST, LLC
SERVICE NASHVILLE, LLC
SERVICE NEW ORLEANS, LLC
SERVICE NEW YORK, LLC

By:	/s/ Hugh H. Cooper

Name: Hugh H. Cooper
Title: Chief Financial Officer
Signature Page to Omnibus Amendment Agreement, Limited Consent and Waiver

SERVICE NORTH, LLC SERVICE NORTH-CENTRAL, LLC
SERVICE OKLAHOMA CITY, LLC
SERVICE PHILADELPHIA, LLC
SERVICE PHOENIX, LLC
SERVICE RALEIGH, LLC
SERVICE SALT LAKE CITY, LLC
SERVICE SEATTLE, LLC
SERVICE SOUTH, LLC
SERVICE ST. LOUIS, LLC
SERVICE TALLAHASSEE, LLC
SERVICE TAMPA, LLC
SERVICE TRI-CITIES, LLC
SERVICE VIRGINIA, LLC
SERVICE WEST COAST, LLC

By:	/s/ Hugh H. Cooper

Name: Hugh H. Cooper
Title: Chief Financial Officer
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Signature Page to Omnibus Amendment Agreement, Limited Consent and Waiver

/s/ H. WAYNE HUIZENGA H. WAYNE HUIZENGA
BY CRIS V. BRANDEN UNDER POWER OF ATTORNEY
Signature Page to Omnibus Amendment Agreement, Limited Consent and Waiver

EXHIBIT A
SWISHER SPECIFIED EVENTS OF DEFAULT
1. The failure to deliver the financial statements and other documents required to be delivered by Swisher under Sections 5.1(b), 5.1(c) and 5.1(d) of the Swisher Credit Agreement for the fiscal year ending December 31, 2009.
2. The failure to deliver the financial statements and other documents required to be delivered by Swisher under Sections 5.1(a) and 5.1(d) of the Swisher Credit Agreement for the fiscal quarter ending June 30, 2010.
3. The failure of Swisher to comply with Sections 6.1, 6.2 and 6.3 of the Swisher Credit Agreement for the fiscal quarters ending December 31, 2009, March 31, 2010 and June 30, 2010.

EXHIBIT B
HB SERVICE SPECIFIED EVENTS OF DEFAULT
1. The failure to deliver the financial statements and other documents required to be delivered by HB Service under Sections 5.1(b), 5.1(c) and 5.1(d) of the HB Service Credit Agreement for the fiscal year ending December 31, 2009.
2. The failure to deliver the financial statements and other documents required to be delivered by HB Service under Sections 5.1(a) and 5.1(d) of the HB Service Credit Agreement for the fiscal quarter ending June 30, 2010.
3. The failure of HB Service to comply with Section 6.1 of the HB Service Credit Agreement for the fiscal quarters ending December 31, 2009, March 31, 2010 and June 30, 2010.